Other Non-current Assets (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2020 CNY (¥)	Sep. 30, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Other Non-current Assets
Receivables of installment payments for battery	¥ 672,979		¥ 658,021
Long-term deposits	126,396		848,655
Right of use assets - finance lease	123,883		155,051
Prepayments for purchase of property and equipment	3,825		17,603
Others	57,572		74,093
Less: Allowance for doubtful accounts	(19,062)		(323)
Total	¥ 984,655	$ 145,024	¥ 1,753,100